                                                                    EXHIBIT 23.2

                      INDEPENDENT PUBLIC AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of ValueVision Media, Inc. on Form S-8 of our report dated March 14, 2003, appearing in and incorporated by reference in the Annual Report on Form 10-K of Value Vision Media, Inc. for the year ended January 31, 2003.

                                                      /s/ DELOITTE & TOUCHE LLP

March 19, 2004